                                NATCO GROUP INC.
                          2950 N. LOOP WEST, 7TH FLOOR
                              HOUSTON, TEXAS 77092

                                ________________

                           PROXY STATEMENT SUPPLEMENT
                                ________________


     This Proxy Statement Supplement is furnished by the Board of Directors of NATCO Group Inc. (the "Company" or "NATCO"). It amends and supplements the Proxy Statement of NATCO dated April 24, 2004, which was first mailed to stockholders on or about April 29, 2004. Capitalized terms used and not otherwise defined in this supplement shall have the respective meanings assigned to such terms in the Proxy Statement.

     After the April 24, 2004 Proxy Statement was printed, we became aware of the following inadvertent errors in the Summary Compensation Table appearing on page 17 of the Proxy Statement. The revised information is set forth below.

     A bonus payment totaling $135,179 made to Patrick M. McCarthy in 2002 was inadvertently omitted from the Summary Compensation Table. In the column of the Table captioned "Bonus (1)," the revised amount for Mr. McCarthy for 2002 is $135,179. The annual salary paid to Robert A. Curcio in 2002 was inadvertently understated by $2,070 in the Summary Compensation Table. In the column of the Table captioned "Salary," the revised amount for Mr. Curcio for 2002 is $199,500. Amounts listed under "Other" for each of Mr. McCarthy, Mr. Smith, Mr. Curcio and Mr. Michaluk have been omitted since they are below the threshold for reporting such amounts, and footnote 7 has been revised to reflect this change.

     In addition, certain amounts with regard to 401(k) contributions in the table and in footnotes 3 and 4 reflected the total contribution to the Named Executive Officer's account by the executive, not the company match, as was required. This resulted in the overstatement of "All Other Compensation" in 2003 of $6,000 for each of Nathaniel A. Gregory, Mr. McCarthy, C. Frank Smith and Mr. Curcio. In addition, "All Other Compensation" for Mr. Curcio for 2002 was previously overstated by $3,000. In the column of the Table captioned "All Other Compensation", the revised amount for Mr. Gregory for 2003 is $9,806, the revised amount for Mr. McCarthy for 2003 is $9,161, the revised amount for Mr. Smith for 2003 is $8,469 and the revised amount for Mr. Curcio for each of 2003 and 2002 is $8,270.

     A revised Summary Compensation Table, with footnotes, is set forth below.

                                                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION AWARDS
                                                                   -------------------                 -----------------------------
                                                                                                       SECURITIES
                NAME AND                      FISCAL                                      OTHER        UNDERLYING        ALL OTHER
           PRINCIPAL POSITION                  YEAR        SALARY        BONUS(1)          ($)         OPTIONS (#)      COMPENSATION
           ------------------                 ------      --------       --------       ---------      -----------      ------------
Nathaniel A. Gregory ...................       2003       $426,308       $316,104       $78,798(2)       $    --        $  9,806(3)
      Chairman and Chief Executive             2002        400,000        216,523        78,875(2)            --           8,966(4)
        Officer                                2001        394,231        191,842        71,299(2)        81,750          11,778(5)

Patrick M. McCarthy ....................       2003        293,087        166,133            --(7)            --           9,161(3)
      Director and President                   2002        275,000        135,179            --(7)            --          10,511(4)
                                               2001        277,177        137,030            --(7)        56,300           9,432(5)

C. Frank Smith .........................       2003        228,039        107,299            --(7)        10,000           8,469(3)
      Executive Vice President                 2002        220,000         84,229            --(7)            --           6,207(4)
                                               2001        200,000         83,532            --(7)        48,300          11,220(5)

Robert A. Curcio .......................       2003        206,790         68,291            --(7)            --           8,270(3)
      Senior Vice President--                  2002        199,500         54,875            --(7)            --           8,270(4)
        Technology and Product                 2001        189,999         56,689            --(7)        28,350           9,243(5)
        Development

Peter G. Michaluk (6) ..................       2003        175,109         69,941            --(7)            --          22,681(8)
     Senior Vice President--Europe,            2002        156,260         70,655            --(7)            --          17,548(8)
       Africa and Middle East                  2001        112,239         41,531            --(7)        86,350          10,983(8)

                                                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION AWARDS
                                                                   -------------------                 -----------------------------
                                                                                                       SECURITIES
                NAME AND                      FISCAL                                      OTHER        UNDERLYING        ALL OTHER
           PRINCIPAL POSITION                  YEAR        SALARY        BONUS(1)          ($)         OPTIONS (#)      COMPENSATION
           ------------------                 ------      --------       --------       ---------      -----------      ------------
Richard W. FitzGerald ..................       2003        121,154             --            --           66,667           1,888(3)
     Senior Vice President and Chief
       Financial Officer (9)

----------

(1) Bonuses reported and paid in a fiscal year relate to the executive's performance in the prior fiscal year and, in 2003, also included payment of previously deferred bonus awards.
(2) Includes costs paid for lodging in Houston and the tax gross-up of related costs of $50,076 and $28,722 for 2003, respectively, $41,347 and $37,529 for 2002, respectively, and $37,040 and $34,259 for 2001, respectively.
(3) Represents (a) matching contributions made in 2003 under our 401(k) Savings Plan of $8,000 for Mr. Gregory, $8,000 for Mr. McCarthy, $8,000 for Mr. Smith, $8,000 for Mr. Curcio and $1,696 for Mr. FitzGerald and (b) life insurance premiums of $1,806, $1,161, $469, $270 and $192 for Messrs. Gregory, McCarthy, Smith, Curcio and FitzGerald, respectively.
(4) Represents (a) matching contributions made in 2002 under our 401(k) Savings Plan of $8,000 for Mr. Gregory, $9,350 for Mr. McCarthy, $5,738 for Mr. Smith and $8,000 for Mr. Curcio and (b) life insurance premiums of $966, $1,161, $469 and $270 for Messrs. Gregory, McCarthy, Smith, and Curcio, respectively.
(5) Represents (a) matching contributions made in 2001 under our 401(k) Savings Plan of $10,950 for Mr. Gregory, $8,400 for Mr. McCarthy, $10,950 for Mr. Smith and $9,075 for Mr. Curcio and (b) life insurance premiums of $828, $1,032, $270 and $168 for Messrs. Gregory, McCarthy, Smith and Curcio, respectively.
(6) Mr. Michaluk, Senior Vice President-Europe, Africa and Middle East, began employment with us in March 2001, when the company acquired Axsia Holdings Limited.
(7) The aggregate amount of perquisites and other personal benefits for the Named Executive Officer is less than $50,000 or 10% of the annual salary and bonus of the named executive.
(8) Represents (a) employer contributions to the U.K. Occupational Pension Scheme on behalf of the employee of $22,681, $17,548 and $10,983, and (b) amounts related to private health insurance in the U.K. for this employee of $2,133, $1,853 and $1,334, for the years ended December 31, 2003, 2002 and 2001, respectively.
(9) Mr. FitzGerald, Senior Vice President and Chief Financial Officer, began employment with the company on May 28, 2003.

     In addition, footnote 1 to the table on security ownership of management and principal stockholders, located on pages 13 and 14 of the Proxy Statement, inadvertently overstated by 625 shares the number of shares which Mr. McCarthy had the right to acquire within 60 days. The revised number of shares in the footnote is 104,817.

     The Company's Proxy Statement dated April 24, 2004 is modified in its entirety by the foregoing.

     A NEW PROXY CARD IS INCLUDED WITH THIS SUPPLEMENT. IF YOU HAVE ALREADY VOTED, AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO SEND A NEW PROXY. IF YOU WISH TO CHANGE YOUR VOTE, OR HAVE NOT YET VOTED, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

                                        By Order of the Board of Directors

                                        /s/ Katherine P. Ellis
                                        ----------------------
                                        Katherine P. Ellis
                                        Senior Vice President, Secretary &
                                        General Counsel


Dated: May 20, 2004


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